Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2021			2020						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
Sales	$10,627	$11,402	$22,029	$10,288	$9,353	$19,641	$10,929	$10,948	$41,518	22%	12%

Costs, Expenses and Other
Cost of sales	3,199	3,104	6,303	2,829	2,747	5,576	3,013	5,029	13,618	13%	13%
Selling, general and administrative	2,187	2,281	4,468	2,191	2,085	4,276	2,060	2,619	8,955	9%	4%
Research and development	2,412	4,321	6,732	2,175	2,085	4,260	3,349	5,788	13,397	*	58%
Restructuring costs	297	82	380	70	82	152	113	310	575	0%	*
Other (income) expense, net	(455)	(103)	(558)	62	(387)	(325)	(312)	(253)	(890)	-73%	72%
Income (Loss) from Continuing Operations Before Taxes	2,987	1,717	4,704	2,961	2,741	5,702	2,706	(2,545)	5,863	-37%	-18%
Income Tax Provision	238	503	741	495	396	891	380	69	1,340
Net Income (Loss) from Continuing Operations	2,749	1,214	3,963	2,466	2,345	4,811	2,326	(2,614)	4,523	-48%	-18%
Less: Net Income (Loss) Attributable to Noncontrolling Interests	4	1	5	(5)	4	(1)	2	3	4
Net Income (Loss) from Continuing Operations Attributable to Merck & Co., Inc.	2,745	1,213	3,958	2,471	2,341	4,812	2,324	(2,617)	4,519	-48%	-18%
Income from Discontinued Operations, Net of Taxes and Amounts Attributable to Noncontrolling Interests	434	332	766	748	661	1,409	617	523	2,548	-50%	-46%
Net Income (Loss) Attributable to Merck & Co., Inc.	$3,179	$1,545	$4,724	$3,219	$3,002	$6,221	$2,941	$(2,094)	$7,067	-49%	-24%

Basic Earnings (Loss) per Common Share Attributable to Merck & Co., Inc. Common Shareholders:
Income (Loss) from Continuing Operations	$1.08	$0.48	$1.56	$0.98	$0.93	$1.90	$0.92	$(1.03)	$1.79	-48%	-18%
Income from Discontinued Operations	0.17	0.13	0.30	0.30	0.26	0.56	0.24	0.21	1.01	-50%	-46%
Net Income (Loss)	$1.26	$0.61	$1.87	$1.27	$1.19	$2.46	$1.16	$(0.83)	$2.79	-49%	-24%

Earnings (Loss) per Common Share Assuming Dilution Attributable to Merck & Co., Inc. Common Shareholders:
Income (Loss) from Continuing Operations	$1.08	$0.48	$1.56	$0.97	$0.92	$1.89	$0.92	$(1.03)	$1.78	-48%	-17%
Income from Discontinued Operations	0.17	0.13	0.30	0.29	0.26	0.55	0.24	0.21	1.00	-50%	-45%
Net Income (Loss)	$1.25	$0.61	$1.86	$1.26	$1.18	$2.45	$1.16	$(0.83)	$2.78	-48%	-24%

Average Shares Outstanding	2,531	2,533	2,532	2,533	2,527	2,531	2,529	2,530	2,530
Average Shares Outstanding Assuming Dilution (1)	2,541	2,540	2,540	2,547	2,536	2,542	2,538	2,530	2,541
Tax Rate from Continuing Operations	8.0%	29.3%	15.8%	16.7%	14.4%	15.6%	14.0%	-2.7%	22.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded a net loss in the fourth quarter of 2020, no potential dilutive common shares were used in the computation of loss per common share assuming dilution as the effect would have been anti-dilutive.  Income from discontinued operations was also computed using average common shares outstanding.

MERCK & CO., INC.

SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2020 GAAP TO NON-GAAP RECONCILIATION - CONTINUING OPERATIONS

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

The table below reflects a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis.  As Organon results are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Second Quarter
Cost of sales	$2,747	580		25						605	$2,142
Selling, general and administrative	2,085	44		11						55	2,030
Research and development	2,085	(63)		31						(32)	2,117
Restructuring costs	82			82						82	-
Other (income) expense, net	(387)	63				(511)		(16)		(464)	77
Income From Continuing Operations Before Taxes	2,741	(624)		(149)		511		16		(246)	2,987
Income Tax Provision (Benefit)	396	(91	)(3)	(27	)(3)	112	(3)	5	(3)	(1)	397
Net Income from Continuing Operations	2,345	(533)		(122)		399		11		(245)	2,590
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	2,341	(533)		(122)		399		11		(245)	2,586
Earnings per Common Share Assuming Dilution from Continuing Operations	$0.92	(0.21)		(0.05)		0.16		-		(0.10)	$1.02

Tax Rate	14.4%										13.3%

June YTD
Cost of sales	$5,576	968		93						1,061	$4,516
Selling, general and administrative	4,276	157		22						179	4,097
Research and development	4,260	(23)		48						25	4,235
Restructuring costs	152			152						152	-
Other (income) expense, net	(325)	52				(598)		(16)		(562)	237
Income From Continuing Operations Before Taxes	5,702	(1,153)		(315)		598		16		(854)	6,556
Income Tax Provision (Benefit)	891	(241	)(3)	(34	)(3)	132	(3)	5	(3)	(139)	1,030
Net Income from Continuing Operations	4,811	(912)		(281)		466		11		(715)	5,526
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	4,812	(912)		(281)		466		11		(715)	5,527
Earnings per Common Share Assuming Dilution from Continuing Operations	$1.89	(0.36)		(0.11)		0.18		0.01		(0.28)	$2.17

Tax Rate	15.6%										15.7%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using non-GAAP pretax income. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets.  Amounts included in selling, general and administrative (SG&A) expenses reflect acquisition and divestiture-related costs, including $95 million of transaction costs in the six month period related to the acquisition of Arqule, Inc.  Amounts included in research and development expenses primarily reflect a reduction in expenses related to a decrease in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net, primarily reflect costs related to increases in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Represent the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS
SECOND QUARTER 2021
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3a

	Global			U.S.			International
	2Q 2021	2Q 2020	% Change	2Q 2021	2Q 2020	% Change	2Q 2021	2Q 2020	% Change
TOTAL SALES (1)	$11,402	$9,353	22	$5,100	$4,322	18	$6,301	$5,031	25
PHARMACEUTICAL	9,980	8,178	22	4,647	3,958	17	5,333	4,220	26
Oncology
Keytruda	4,176	3,388	23	2,347	2,043	15	1,829	1,345	36
Alliance Revenue - Lynparza (2)	248	178	39	124	105	18	124	73	70
Alliance Revenue - Lenvima (2)	181	151	19	88	98	-11	93	53	74
Vaccines (3)
Gardasil / Gardasil 9	1,234	656	88	454	168	170	781	488	60
ProQuad / M-M-R II / Varivax	516	378	36	386	263	47	130	115	13
Pneumovax 23	152	117	30	100	21	*	52	96	-46
RotaTeq	208	168	23	111	100	11	97	68	43
Vaqta	56	28	101	22	17	34	34	11	199
Hospital Acute Care
Bridion	387	224	72	197	107	84	190	117	62
Prevymis	93	63	47	37	28	29	56	35	61
Noxafil	66	73	-10	14	6	135	52	67	-23
Primaxin	60	64	-6		1	-90	60	63	-5
Cancidas	54	43	24	1	(2)	-132	53	45	18
Invanz	48	43	10	(4)		*	52	43	20
Zerbaxa	(1)	32	-104	(2)	17	-111	1	15	-96
Immunology
Simponi	202	191	5				202	191	5
Remicade	75	73	3				75	73	3
Neuroscience
Belsomra	78	84	-7	14	22	-36	63	61	4
Virology
Isentress / Isentress HD	192	196	-2	74	76	-3	118	120	-2
Cardiovascular
Alliance Revenue - Adempas/Verquvo (4)	74	79	-7	81	73	10	(7)	6	*
Adempas (5)	74	57	29				74	57	29
Diabetes (6)
Januvia	784	854	-8	284	413	-31	500	441	13
Janumet	477	490	-3	74	143	-48	403	348	16
Other Pharmaceutical (7)	546	548		245	259	-5	301	289	4

ANIMAL HEALTH	1,472	1,101	34	459	342	34	1,012	759	33
Livestock	821	648	27	161	122	32	659	526	25
Companion Animals	651	453	44	298	220	36	353	233	51

Other Revenues (8)	(50)	74	-167	(6)	22	-127	(44)	52	-184

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $2,293 million in the second quarter of 2021 and $1,418 million in the second quarter of 2020.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $1,330 million in the second quarter of 2021 and $1,418 million in the second quarter of 2020.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS

JUNE YEAR-TO-DATE 2021

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	June YTD 2021	June YTD 2020	% Change	June YTD 2021	June YTD 2020	% Change	June YTD 2021	June YTD 2020	% Change
TOTAL SALES (1)	$22,029	$19,641	12	$9,890	$9,053	9	$12,139	$10,588	15
PHARMACEUTICAL	19,218	17,083	12	8,941	8,266	8	10,277	8,818	17
Oncology
Keytruda	8,076	6,672	21	4,528	3,949	15	3,548	2,722	30
Alliance Revenue - Lynparza (2)	475	323	47	242	190	28	233	133	75
Alliance Revenue - Lenvima (2)	310	279	11	173	188	-8	137	91	50
Vaccines (3)
Gardasil / Gardasil 9	2,151	1,753	23	766	629	22	1,385	1,124	23
ProQuad / M-M-R II / Varivax	965	813	19	718	596	20	246	217	13
Pneumovax 23	323	373	-13	173	203	-15	150	170	-12
RotaTeq	366	391	-6	229	241	-5	137	150	-8
Vaqta	90	88	2	47	47	1	43	41	4
Hospital Acute Care
Bridion	727	524	39	364	250	46	363	274	32
Prevymis	174	123	42	72	55	31	103	68	51
Noxafil	133	168	-21	29	14	113	104	154	-32
Primaxin	125	115	8		1	-92	125	114	9
Cancidas	111	98	13	3	1	*	108	98	11
Invanz	104	108	-3		6	-94	104	102	2
Zerbaxa	(9)	69	-113	(4)	37	-110	(5)	32	-116
Immunology
Simponi	416	406	2				416	406	2
Remicade	160	160					160	160
Neuroscience
Belsomra	157	163	-4	32	49	-34	125	114	10
Virology
Isentress / Isentress HD	401	441	-9	145	151	-4	256	290	-12
Cardiovascular
Alliance Revenue - Adempas/Verquvo (4)	149	133	12	149	122	22		11	-99
Adempas (5)	129	113	15				129	113	15
Diabetes (6)
Januvia	1,593	1,628	-2	632	768	-18	961	860	12
Janumet	962	993	-3	158	256	-38	805	737	9
Other Pharmaceutical (7)	1,130	1,149	-2	485	513	-5	644	637	1

ANIMAL HEALTH	2,890	2,314	25	896	726	23	1,994	1,588	26
Livestock	1,640	1,386	18	318	284	12	1,322	1,102	20
Companion Animals	1,250	928	35	578	442	31	672	486	38

Other Revenues (8)	(79)	244	-132	53	61	-13	(132)	182	-172

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Total Vaccines sales were $4,102 million and $3,574 million on a global basis for June YTD 2021 and 2020, respectively.

(4) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(5) Net product sales in Merck's marketing territories.

(6) Total Diabetes sales were $2,693 million and $2,772 million on a global basis for June YTD 2021  and 2020, respectively.

(7) Includes Pharmaceutical products not individually shown above.

(8) Other Revenues are comprised primarily of third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.
PHARMACEUTICAL GEOGRAPHIC SALES - CONTINUING OPERATIONS
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3c

	2021			2020						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
TOTAL PHARMACEUTICAL	$9,238	$9,980	$19,218	$8,905	$8,178	$17,083	$9,714	$9,813	$36,610	22	12

United States	4,294	4,647	8,941	4,308	3,958	8,266	4,842	4,903	18,010	17	8
% Pharmaceutical Sales	46.5%	46.6%	46.5%	48.4%	48.4%	48.4%	49.8%	50.0%	49.2%
Europe (1)	2,276	2,404	4,680	2,116	1,855	3,971	2,171	2,314	8,455	30	18
% Pharmaceutical Sales	24.6%	24.1%	24.4%	23.8%	22.7%	23.2%	22.3%	23.6%	23.1%
China	688	944	1,632	628	600	1,228	764	670	2,661	57	33
% Pharmaceutical Sales	7.4%	9.5%	8.5%	7.1%	7.3%	7.2%	7.9%	6.8%	7.3%
Japan	607	637	1,244	561	601	1,162	648	704	2,514	6	7
% Pharmaceutical Sales	6.6%	6.4%	6.5%	6.3%	7.3%	6.8%	6.7%	7.2%	6.9%
Asia Pacific (other than China and Japan)	437	442	879	411	377	789	411	414	1,614	17	11
% Pharmaceutical Sales	4.7%	4.4%	4.6%	4.6%	4.6%	4.6%	4.2%	4.2%	4.4%
Latin America	353	379	732	314	312	626	372	371	1,369	21	17
% Pharmaceutical Sales	3.8%	3.8%	3.8%	3.5%	3.8%	3.7%	3.8%	3.8%	3.7%
Eastern Europe/Middle East/Africa	357	318	675	353	309	659	289	251	1,199	3	2
% Pharmaceutical Sales	3.9%	3.2%	3.5%	4.0%	3.8%	3.9%	3.0%	2.6%	3.3%
Canada	160	157	318	159	121	280	169	149	599	31	14
% Pharmaceutical Sales	1.7%	1.6%	1.7%	1.8%	1.5%	1.6%	1.7%	1.5%	1.6%
Other	66	52	117	55	45	102	48	37	189	16	15
% Pharmaceutical Sales	0.8%	0.4%	0.5%	0.5%	0.6%	0.6%	0.6%	0.3%	0.5%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.
OTHER (INCOME) EXPENSE, NET - GAAP
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 4

OTHER (INCOME) EXPENSE, NET

	2Q21	2Q20	June YTD 2021	June YTD 2020
Interest income	$(9)	$(14)	$(20)	$(39)
Interest expense	202	209	401	421
Exchange losses	114	24	155	78
Income from investments in equity securities, net (1)	(280)	(551)	(854)	(603)
Net periodic defined benefit plan (credit) cost other than service cost	(110)	(80)	(199)	(170)
Other, net	(20)	25	(41)	(12)
Total	$(103)	$(387)	$(558)	$(325)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.  Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while ownership interests in investment funds are accounted for on a one quarter lag.